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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 13, 2000

                                   001-13836
                            (Commission File Number)

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                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

             Bermuda                                 Not applicable
     (State of Incorporation)             (IRS Employer Identification Number)

  The Zurich Centre, Second Floor, 90 Pitts Bay Road, Pembroke HM 08, Bermuda
              (Address of registrant's principal executive office)

                                 441-292-8674*
                        (Registrant's telephone number)

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* The executive offices of Registrant's principal United States subsidiaries are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number is (603) 778-9700.

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Item 5. Other Events

      On November 13 and 14, 2000, Tyco International Ltd., a Bermuda company, issued press releases with respect to a private offering of zero-coupon convertible debt securities. These two press releases are filed as exhibits to this Form 8-K.

Item 7. Financial Statements and Exhibits

      (c) Exhibits

 99.1 Press release of Tyco International Ltd., dated November 13, 2000.
 99.2 Press release of Tyco International Ltd., dated November 14, 2000.

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2000                   TYCO INTERNATIONAL LTD.

                                          By: /s/ Mark H. Swartz
                                             __________________________________
                                             Mark H. Swartz
                                             Executive Vice President and
                                              Chief Financial Officer
                                             (Principal Accounting and
                                             Financial Officer)

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                                 EXHIBIT INDEX

 Exhibit
 Number  Description
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
 99.1    Press Release of Tyco International Ltd., dated November 13, 2000.
 99.2    Press Release of Tyco International Ltd., dated November 14, 2000.

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